                                                                   Exhibit 10.21
                                 AMENDMENT NO. 1

                                       TO

                            SEALY PROFIT SHARING PLAN
                            -------------------------

                  This Amendment No. 1 is executed as of the date set forth below, by Sealy Corporation (hereinafter called the "Company");

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Company amended and restated the Sealy Profit Sharing Plan (hereinafter called the "Plan"), effective December 1, 1989, in order bring it into compliance with the Tax Reform Act of 1986 and regulations issued thereunder and various other laws and regulations currently in effect for the period on and after December 1, 1989; and

                  WHEREAS, the Company desires to amend the Plan in order to conform the Plan to changes made to the Plan of an affiliate, as requested by the Internal Revenue Service in its review of such affiliate's plan, to secure a favorable determination letter from the Internal Revenue Service with respect to the Plan, and to correct an inadvertent drafting error in the amendment and restatement of the Plan; and

                  WHEREAS, the Company retains the right, pursuant to Section
16.1 of the Plan, to make amendments thereto;

                  NOW, THEREFORE, pursuant to Section 16.1 of the Plan, the Company hereby amends the Plan, effective December 1, 1989, as follows:

                  1. Section 2.18 of the Plan is hereby amended by the deletion of the parentheticals in subparagraphs (a)(ii), (iii) and (iv) regarding the cost of living increases

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determined by the Secretary of the Treasury or his delegate and the substitution in lieu thereof of the following parenthetical in each such subparagraph:

         "(plus any adjustment of such amount pursuant to Sections 401(a)(17) and 415(d) as shall be prescribed by the Secretary of the Treasury or his delegate)."

                  2. Section 2.20 of the Plan is hereby amended by the deletion of said Section 2.20 and the substitution in lieu thereof of the following:

                  "2.20 LEASED EMPLOYEE. The words `Leased Employee' shall mean any individual (other than a common-law Employee of a Participating Company or an Affiliate) who, pursuant to an agreement between the Participating Company or any Affiliate and any leasing organization, has performed services for the Participating Company, an Affiliate or for related persons, as determined in accordance with Section 414(n)(6) of the Code, on a substantially full-time basis for a period of at least one (1) year; provided, however, that such services are of a type historically performed by employees in the business field of the Participating Company. Contributions or benefits provided on behalf of a Leased Employee by the leasing organization which are attributable to services performed for the Participating Company shall be treated as provided by the Participating Company.

                  A Leased Employee shall not be considered an Employee of a Participating Company or any Affiliate if:

                  (a) such employee is covered by a money purchase pension plan which provides the following:

                             (i)    a nonintegrated employer contribution
                                    formula of at least ten percent (10%) of a participant's Testing Compensation, as defined in Section 2.35 hereof, together with amounts contributed on his behalf pursuant to a salary reduction agreement which are excludable from the employee's gross



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                                    income pursuant to Sections 125,
                                    402(e)(3), 402(h) or 403(b) of the Code;

                            (ii) immediate participation in said money purchase pension plan; and

                            (iii) full and immediate vesting under said money purchase pension plan; and

                  (b) Leased Employees do not constitute more than twenty percent (20%) of the Participating Company's or Affiliate's nonhighly compensated employees."

                  3. Section 2.39 of the Plan is hereby amended by the deletion of subsection (b) and the substitution in lieu thereof of the following, revised subsection (b):

                "(b) equals his Vested Percentage multiplied by the sum of:

                             (i)    his Profit Sharing Account; plus

                            (ii) any distributions made to the Participant from his Profit Sharing Account since his earliest Date of Hire which has not been followed by five (5) consecutive One (1) Year Breaks-In-Service; and"

                  4. Section 2.41 of the Plan is hereby amended by the deletion of said Section 2.41 and the substitution in lieu thereof of the following:

                  "2.41 VESTING SERVICE. The words `Vesting Service' shall mean for any Employee the sum of (a) plus (b) plus (c) below, where:

                  (a) equals the aggregate of all his periods of Continuous Service prior to December 1, 1988;

                  (b) equals one (1) year for the Plan Year commencing immediately prior to December 1, 1988, provided that such Employee completed at least one thousand (1,000) Hours for a Participating Company or an Affiliate during said Plan Year; and

                  (c) equals the number of Plan Years, commencing on and after December 1, 1988, during which such Employee completed at least



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                           one thousand (1,000) Hours for a Participating
                           Company or an Affiliate.

         A Participant's Vesting Service shall exclude any years of Vesting Service which a rehired Employee had prior to the date of his most recent Termination of Employment, determined as of such date of Termination of Employment pursuant to this Section 2.41 and this sentence provided that such rehired Employee:

                             (i) did not have a Vested Interest under this Plan on such date of Termination of Employment;

                            (ii) has had either five (5) consecutive One (1) Year Breaks-In-Service since the last day of such Vesting Service; and

                            (iii) the number of years of such Vesting Service is less than or equal to the number of consecutive One (1) Year Breaks-In-Service which he had after the last day of such Vesting Service."

                  5. Section 4.1 of the Plan is hereby amended by the deletion of the first word of the second sentence of said Section 4.1 and the substitution in lieu thereof of the words "An Active" so that such second sentence begins as follows "An Active Participant's election hereunder shall be conditioned...."

                  6. Section 6.1 of the Plan is hereby amended by the addition thereto of the following paragraph:

                  "For purposes of this Article 6 the rules and procedures set forth below in this Section 6.1 shall apply:

                  (1) For purposes of determining a Participant's deferral percentage pursuant to Section 6.3 hereof, all elective contributions that are made under two (2) or more plans that are aggregated for purposes of Sections 401(a)(4) or 410(b) (other than Section 410(b)(2)(A)(ii)) of the Code shall be treated as made under a single plan.



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                  (2)      If two (2) or more plans are permissively aggregated
                           for purposes of Section 401(k) of the Code, the aggregated plans shall also satisfy Sections 401(a)(4) and 410(b) of the Code as though they were a single plan.

                  (3) The deferral percentage of any Highly Compensated Employee shall be determined by treating all plans maintained by the Participating Companies and any Affiliates that are subject to Section 401(k) of the Code (other than those that may not be permissively aggregated) as a single plan."

                  7. Section 6.3 of the Plan is hereby amended by the deletion of said Section 6.3 and the substitution in lieu thereof of the following:

                  "6.3 DEFERRAL PERCENTAGE LIMIT. The contributions made for a Plan Year pursuant to a Participant's deferral election under Section
         4.1 hereof shall be limited so that the average deferral percentage for the Participants who are Highly Compensated Employees shall not exceed an amount determined based upon the average deferral percentage for the Participants who are not Highly Compensated Employees, as follows:

                          (A)                                   (B)

                   Average Deferral                      Limit on Average
                    Percentage for                    Deferral Percentage for
                  Active Participants                   Highly Compensated
                      who are not                      Active Participants
                  Highly Compensated                  ---------------------
                  ------------------

             Less than 2%                             2 times Column (A)
             2% or more but less than 8%              Column (A) plus 2%
             8% or more                               1.25 times Column (A)

         For purposes of the foregoing, the `deferral percentage' for an Active Participant for any Plan Year shall equal a fraction, the numerator of which shall equal the total of the employee deferred pay contributions made on his behalf for such Plan Year




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         pursuant to Article 4 hereof plus, the employer base contributions
         (which are intended to be treated as qualified nonelective contributions for purposes of Section 401(k) of the Code and regulations thereunder) made on his behalf for such Plan Year pursuant to Article 5 hereof and the denominator of which shall equal his Testing Compensation for such Plan Year."

                  8. Section 6.5 of the Plan is hereby amended by the deletion of the last sentence thereof.

                  9. Section 6.5 of the Plan is hereby amended by the addition at the end thereof of the ollowing sentence:

         "The amount of excess contributions to be distributed with respect to a Highly Compensated Employee for a Plan Year, pursuant to this Section 6.5, shall be reduced by excess deferrals previously distributed for the Highly Compensated Employee's taxable year ending with or within such Plan Year."

                  10. Section 9.5 of the Plan is hereby amended by the deletion of the word "and" at the end of paragraph (a) of said Section 9.5 and the substitution in lieu thereof of the word "or."

                  11. Sections 12.1 and 12.2 of the Plan are hereby amended by the deletion of said Sections 12.1 and 12.2 and the substitution in lieu thereof of the following:

                  "12.1 DATE OF DISTRIBUTION. Distributions will normally commence as of the dates specified in Articles 9, 10 and 11 hereof. However, if a Participant whose Vested Interest exceeds, or at the time of any prior distribution exceeded, Three Thousand Five Hundred Dollars ($3,500.00) retires, becomes disabled, dies or



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         otherwise incurs a Termination of Employment, then, subject to the distribution requirements set forth in Section 12.8 hereof:

                  (a) the Participant, or his Beneficiary in the event of his death, may elect pursuant to a procedure acceptable to the Plan Administrator, to defer any distribution to a date which is later than the dates specified in Articles 9, 10 or 11, whichever is applicable; and

                  (b) such Vested Interest may not be distributed to the Participant prior to his attainment of his Normal Retirement Date without:

                           (i) the consent of the Participant and his spouse if such consents are required by

                                    Section 12.6 hereof; or

                           (ii) in all other cases, the consent of the Participant.

         Furthermore, if a Participant continues in the employ of a Participating Company or an Affiliate until his attainment of age seventy and one-half (70-1/2), distributions must commence as of the date specified in Section 12.8 hereof even if he remains so employed at the time of distribution.

                  Finally, notwithstanding the foregoing provisions of this
         Section 12.1 and the contrary provisions of Articles 9, 10 and 11, the requirement that a distribution commence within sixty (60) days after the close of the Plan Year in which a Participant's Normal Retirement Date occurs shall not apply if the amount of payment required to be made on such date cannot be ascertained by such date or the Plan Administrator is unable to locate the Participant after making reasonable efforts to do so, provided that, within sixty (60) days after such amount can be ascertained or the Participant is located, a payment is made retroactive to such date. This paragraph is not intended to permit a Participant, former Participant or Beneficiary to elect to defer payment beyond the dates otherwise provided therefor in this Plan.

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

                  12.2 DISTRIBUTION PROCEDURES. Each Participant, former Participant or Beneficiary who is eligible for benefits under Article 9, 10 or 11 shall apply therefor pursuant to a procedure acceptable to the Plan Administrator. Upon finding that such Participant satisfies the eligibility requirements for benefits under Article 9, 10 or 11, the Plan Administrator shall promptly notify the Trustee of his eligibility and of the method of distribution selected in accordance with this Article 12."

                  12. Section 12.6 of the Plan is hereby amended by the deletion of said Section 12.6 and the substitution in lieu thereof of the following:

                  "12.6 ELECTION PROCEDURES FOR OPTIONAL PAYMENTS UNDER SECTION
         12.4 HEREOF; SPOUSAL CONSENT. To elect one or a combination of the optional methods of distribution set forth in Section 12.4 above with respect to amounts credited to his Rollover Account pursuant to Article 18 hereof and which are subject to the joint and survivor annuity requirements under Section 401(a)(11) of the Code, a Participant, former Participant or Beneficiary shall notify the Plan Administrator of such election with respect to such amounts in a manner acceptable to the Plan Administrator prior to the date his retirement benefits become distributable pursuant to Article 9, 10 or 11 and Section 12.1 hereof. The Plan Administrator shall, no less than thirty (30) days and no more than ninety (90) days prior to such Participant's Annuity Starting Date, provide such Participant with a written explanation of:

                  (a) the terms and conditions of the normal form set forth in Section 12.3 hereof, with respect to retirement benefits subject thereto;

                  (b) his right to make, and the effect of, (i) an election under this Section 12.6 not to receive his retirement benefits pursuant to the normal form set forth in
                           Section 12.3, and (ii) an election under Section
                           12.4;

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

                  (c) the rights of his spouse in regard to such election, with respect to retirement benefits subject to Sections 12.3 and 12.4;

                  (d) his right to make, and the effect of, a revocation of any such elections; and

                  (e) the relative values of the forms of retirement benefits described in Section 12.4 hereof.

                  Any election of another form of retirement benefits shall be made by a Participant during the ninety (90) day period ending on his Annuity Starting Date determined under Section 12.1 hereof; provided, that a Participant's Annuity Starting Date shall be delayed, if necessary, to insure that a Participant shall have received the foregoing written explanation at least thirty (30) days prior to his Annuity Starting Date. Any such election may be revoked and made again any number of times as long as such ninety (90) day period has not expired. For purposes of this Section 12.6, a Participant's "Annuity Starting Date" is the first day of the first period for which an amount is payable as an annuity under the terms of this Plan or in the case of a benefit which is not payable in the form of an annuity, the first day on which all events have occurred which shall entitle a Participant to such benefit.

                  If a married Participant or former Participant receives retirement benefits subject to Sections 12.3 and 12.4 hereof and elects to receive such retirement benefits under a form other than the joint and survivor annuity form, described in Section 12.3(a) hereof, such election shall not be of any effect and the Participant or former Participant shall be treated the same as though his election had not been made unless the Participant's spouse consents in writing to such election in



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         accordance with Section 22.6 hereof. Any such election by a married Participant shall designate a specific optional method of distribution which shall not be changed without his spouse's consent, unless the spouse's original consent expressly permits further changes by the Participant."

                  13. Section 13.6 of the Plan is hereby amended by the addition thereto of a new paragraph (d) to read as follows:

                  "(d) SPOUSAL CONSENT TO LOANS FROM ROLLOVER ACCOUNT. In the event that a loan is to be made from a borrower's Rollover Account that is subject to the provisions of
                           Section 12.3 hereof, the borrower's spouse, if any, consents to the loan in accordance with Section 22.6 hereof within the ninety (90) day period ending on the date the loan is made."

                  14. Section 17.2 of the Plan is hereby amended by the deletion of paragraph (b) of said Section 17.2 and the substitution in lieu thereof of the following:

                  "(b) `key employee' shall mean a `key employee' as described in Section 416(i) of the Code which is hereby incorporated by reference and which is described for informational purposes herein as any Employee or former Employee of a Participating Company or an Affiliate who at any time during the Plan Year, or the four (4) preceding Plan Years is:

                             (i) an officer of a Participating Company or an Affiliate having Gross Remuneration from the Participating Company and all Affiliates for the Plan Year of determination greater than Forty-Five Thousand Dollars ($45,000) or, if greater, fifty percent (50%) of the amount specified in Section 415(b)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code);

                            (ii) a one-half of one percent (.5%) actual or constructive owner of a Participating Company or an Affiliate who owns one of the ten (10) largest interests in a Participating Company or an Affiliate and who is an Employee of a Participating Company or an Affiliate having Gross Remuneration from a



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                                   Participating Company and all Affiliates for
                                   the Plan Year of determination greater than Thirty Thousand Dollars ($30,000) or, if greater, the amount specified in Section 415(c)(1)(A) of the Code (plus any increase for cost-of-living as determined from time to time pursuant to regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code);

                           (iii) a five percent (5%) actual or constructive owner of a Participating Company or an Affiliate; or

                           (iv) a one percent (1%) actual or constructive owner of a Participating Company or an Affiliate having Gross Remuneration from a Participating Company and all Affiliates for the Plan Year of determination greater than One Hundred Fifty Thousand Dollars ($150,000.00);

                           provided that any such Employee also performed service for a Participating Company or an Affiliate during the five (5) Plan Year period ending on the Determination Date; and provided that an amount held for the Beneficiary of a key employee who is deceased shall be deemed to be an amount held for a key employee."

                  15. Section 17.2 of the Plan is hereby further amended by the addition thereto of the following paragraphs (h) and (i):

                  "(h) 'Gross Remuneration' shall mean, for any Participant, his Testing Compensation, as defined in Section 2.35 hereof, but excluding Total Remuneration from a Related Employer which is neither a Participating Company nor an Affiliate, adjusted to include amounts contributed by a Participating Company to the Trustee pursuant to a Participant's elective contributions to a qualified retirement plan pursuant to Section 401(k) of the Code and a Participant's elective contributions to a cafeteria plan pursuant to Section 125 of the Code; and

                  (i) `Capped Section 415 Compensation' shall mean, for any Participant, his Gross Remuneration, as defined in
                           (h) above, not to exceed Two Hundred Thousand Dollars ($200,000.00) on or after January 1, 1989 and prior to January 1, 1994 or One Hundred Fifty Thousand Dollars ($150,000.00) on or after January 1, 1994, both subject to adjustments from increases in the cost of living as shall be prescribed by the Secretary of the Treasury pursuant to Section 401(a)(17) and 415(d) of the Code."

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

                  16. Section 17.3 of the Plan is hereby amended by the deletion of said Section 17.3 and the substitution in lieu thereof of the following:

                  "17.3 TOP-HEAVY MINIMUM CONTRIBUTIONS. During any Plan Year that this Plan is top-heavy, a Participating Company shall make a contribution on behalf of each non-key employee employed by such Participating Company who is a Participant on the Allocation Date coinciding with the last day of such year, or was a Participant whose employment terminated on or as of said Allocation Date which is at least equal to the greater of (a) or (b) below where:

                (a)        equals the lesser of (i) or (ii) below where:

                             (i) equals three percent (3%) of the non-key employee's Capped Section 415 Compensation from the Participating Company and all Affiliates during the Plan Year; and

                            (ii)    equals the largest percentage of Capped
                                    Section 415 Compensation from the
                                    Participating Company and all Affiliates provided to any key employee by the contributions of the Participating Company; and

                (b) equals such other percent of the non-key employee's Capped Section 415 Compensation from the Participating Company and all Affiliates as may be necessary to satisfy the requirements of Section 401 and 416 of the Code as prescribed by the Secretary of the Treasury in lawful regulations.

         For purposes of determining the percentage set forth in subparagraph
         (a)(ii) above, a Participating Company's contribution made pursuant to
         Section 401(k) of the Code with respect to a key employee shall be taken into account, but a Participating Company's contribution made pursuant to Section 401(k) of the Code with respect to a non-key employee shall not be taken into account in determining compliance with this Section.

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

                If this Plan is top-heavy for a Plan Year and if a Participant who is a non-key employee is also a participant in any other defined contribution plan maintained by a Participating Company, the minimum provided hereunder shall be provided before any minimum under such other plan and shall reduce the amount of the top-heavy minimum, if any, required thereunder. Furthermore, if this Plan is top-heavy for a Plan Year and if a Participant who is a non-key employee is also a participant in any defined benefit plan maintained by a Participating Company, the minimum provided under such defined benefit plan shall be provided before any minimum under this Plan and the benefit provided under such defined benefit plan shall be offset by the actuarial equivalent of the amounts, if any, in the Participant's Accounts under this Plan and any other defined contribution plan maintained by a Participating Company."

                17. Section 17.5 of the Plan is hereby amended by the deletion of the first sentence of said Section 17.5 and the substitution in lieu thereof of the following:

                "17.5 LIMITATIONS ON ANNUAL ADDITIONS UNDER TOP-HEAVY PLAN. During any Plan Year that this Plan is top-heavy or super top-heavy, the limitations on Annual Additions and annual benefits under Section 415 of the Code as described in Article 21 hereof shall be modified by the substitution of the phrase "one hundred percent (100%)" for the phrase one hundred twenty-five percent (125%)" wherever the latter phrase appears in said Section 415 and by the substitution of the amount "Forty-One Thousand Five Hundred Dollars ($41,500.00)" for the amount "Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875.00)" wherever the latter amount appears in Section 415 of the Code."

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

                18. Sections 21.1 and 21.2 of the Plan are hereby amended by the deletion of said Sections 21.1 and 21.2 and the substitution in lieu thereof of the following:

                "21.1 MAXIMUM ANNUAL ADDITIONS. Notwithstanding anything contained in this Plan to the contrary, in no event shall a Participant's Annual Additions and annual amount of retirement benefits be greater than the maximum allowable amounts determined in accordance with Section 415 of the Code (including without limitation subsection
         (e) of said Section 415) and regulations thereunder, taking into account Section 1106 of the Tax Reform Act of 1986, Section 235(g) of the Tax Equity and Fiscal Responsibility Act of 1982 and Section 2004(d) of ERISA which, respectively, are incorporated herein by reference.

                21.2 REDUCTION OF EXCESS BENEFITS. In the event that a Participant, who would otherwise be credited with excess Annual Additions, benefits or projected benefits, is also a participant under any other defined contribution plan of a Participating Company or any Related Employer and/or any defined benefit pension plan of a Participating Company or any Related Employer, adjustment under Section 415 of the Code shall be made in the following order:

                (a) first, the excess of the Participant's projected employer funded annual benefit under any defined benefit pension plan of a Participating Company or a Related Employer over the Participant's accrued employer funded annual benefit under such plan shall be reduced;

                (b) second, employee deferred pay contributions made pursuant to a Participant's election under Section
                           4.1 hereof shall be reduced;

                (c)        third, employer base contributions made pursuant to
                           Section 5.1 hereof shall be reduced;

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

                (d)        fourth, profit sharing contributions made pursuant to
                           Section 5.1 hereof shall be reduced;

                (e) fifth, annual additions under any other defined contribution plan of a Participating Company or a Related Employer, other than contributions, if any, made by the Participating Company or Related Employer at the election of the Participant, in lieu of cash compensation pursuant to Section 401(k) of the Code, shall be reduced;

                (f) sixth, the accrued employer benefit of such Participant under any defined benefit plan of a Participating Company or a Related Employer shall be reduced; and

                (g) seventh, contributions, if any, made under any other defined contribution plan of a Participating Company or a Related Employer by the Participating Company or Related Employer at the election of the Participant in lieu of cash compensation pursuant to Section 401(k) of the Code, shall be reduced.

         In lieu of the foregoing, the Administrator and the Participant may agree to an alternative order for reduction of the Participant's annual benefits and Annual Additions.

                Notwithstanding the foregoing, in the event a Participant's excess annual benefits or projected benefits would only result in a violation under Section 415(b) of the Code, his benefits under a defined benefit pension plan of a Participating Company or a Related Employer shall be reduced in the order set forth in subparagraphs (a) and (f) above. Furthermore, in the event a Participant's excess Annual Additions would only result in a violation under Section 415(c) of the Code, his Annual Additions shall be reduced under the Company's defined contribution plans, including the Plan, and any defined benefit pension plan of a Participating Company or a Related Employer in the order set forth in subparagraphs (b), (c), (d), (e) and (g) above."


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


                IN WITNESS WHEREOF, Sealy Corporation, by its appropriate officer, duly authorized, has caused this Amendment No. 1 to be executed as of the _____ day of ______________, 1996.

                                                     SEALY CORPORATION

                                                         ("Company")

                                               By  /s/ Sealy Corporation
                                                  -----------------------------

STATE OF OHIO             )
                          ) SS:
COUNTY OF CUYAHOGA        )

                Before me, a Notary Public in and for said County and State, personally appeared the above-named Sealy Corporation by _______________________, its _____________________ who acknowledged that he did sign the foregoing instrument.

                IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Cleveland, Ohio, this ___ day of ________, 1996.



                                            ---------------------------------
                                                      Notary Public


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